BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chiftenden
Haruo Sawada
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Haruo Sawada, President
Mitsutoyo Kohno, Vice President
John J. Boretti, Secretary and Treasurer
Terence R Brennan, Assistant Secretary and
                   Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.                            JAPAN
180 Maiden Lane                                              OTC Equity
New York, New York 10038-4936                                Fund, Inc.
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

COUNSEL
Brown & Wood LLP
One World Trade Center                                       ANNUAL REPORT
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS                                    FEBRUARY 28, 1999
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAPAN OTC EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan OTC Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

                         JAPAN OTC EQUITY FUND, INC.

                                                               April 23, 1999

 To Our Shareholders:

     We present the Annual Report of the Japan OTC Equity Fund, Inc. (the "Fund") for the fiscal year ended February 28, 1999. The Net Asset Value per Share ("NAV") of the Fund increased by 20.9% for the year, reflecting the overall strength of the Japanese OTC market. The change in NAV represents the change in share price and the reinvestment of a $0.005 per share dividend from net investment income paid in December 1998. The closing market price of the Fund on February 28, 1999 on the New York Stock Exchange was $6.25, representing a premium of 6.7% to the NAV of $5.86. The net assets of the Fund amounted to $66,739,570 on February 28, 1999.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE"), declined by 6.4% and the Nikkei Average Index (a price weighted index of 225 leading stocks on the TSE) decreased by 9.2%, in United States dollar terms, for the year ended February 28, 1999. The Nikkei OTC Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization -weighted index of all OTC stocks, increased by 17.6% and 16.9%, respectively, in U.S. dollar terms, during the same period. The Japanese yen appreciated by 6.3% against the U.S. dollar during the year and played a positive role in the dollar-based performance of the various indices.

     The Fund outperformed both the OTC Index and the JASDAQ Index by 3.3% and 4.0%, respectively, during the year due to the stock selection in the Consumption and Information and Software sectors.

     The NAV of the Fund increased by 29.2% for the quarter ended February 28, 1999. During the same period, the TOPIX, the Nikkei Average Index, the OTC Index, and the JASDAQ Index increased by 1.7%, 0.3%, 33.1%, and 29.8%, respectively, in U.S. dollar terms. The Japanese yen appreciated by 3.9% during the last quarter. For the quarter ended February 28, 1999, the Fund
underperformed   the  OTC  index  and  the  JASDAQ   Index  by  3.9%  and  0.6%,
respectively.


The Portfolio

     The Fund increased its equity exposure from 97.0% at November 30, 1998 to 98.5% at February 28, 1999. The Fund was diversified into 81 issues, which 42 issues were OTC stocks, comprising 63.3% of the total portfolio on February 28, 1999.

     During the last quarter, the Fund eliminated nine stocks from the portfolio: Misumi Corp., distributor of precision machinery parts; Sony Music Entertainment (Japan), Inc., comprehensive entertainment software; Union Tool Co., Ltd., printed circuit board drills; Fast Retailing Co., Ltd., casual clothing; Japan Industrial Land Development Co., Ltd., civil engi neering; Square Co., Ltd., games software; Japan Lifeline Co., Ltd., medical supplies; O.A. System Plaza Co., Ltd., personal computers and peripherals and Tiemco Ltd., fishing goods.

     Nine new issues were added to the portfolio during the last quarter: Nippon Cable Systems Inc., control cables; Otsuka Kagu, Ltd., furniture; THK Co., linear motion systems for industrial machines; Kadokawa Shoten Publishing Co., Ltd., publishing and printing; Funai Electric Co., Ltd., electric parts; Matsumotokiyoshi Co., Ltd., drug store chain; Paltek Corp., semiconductor trading; Round One Corp., gaming; and Uoriki Co., Ltd., fresh fish and sushi stores.

Japanese Economy and Stock Market Outlook

     During the quarter ended February 28, 1999, the OTC Index extended its recovery which began in mid-October 1998. At the early stage of the current recovery, the Japanese OTC stock market initially reacted to a rebound of the TSE First Section. The TSE First Section increase had been triggered by the enactment of the Financial Sector Revitalization Bill, the strong rebound in the U.S. and European stock markets, and the discussions of a coalition between the ruling Liberal Democratic Party and the Liberal Party.

     However, the OTC Index has since continued to outpace the TOPIX. The main market ran out of momentum following the sudden demise and nationalization of Nippon Credit Bank, the collapse of the Japanese government bond market, and the strong appreciation of the Japanese yen. In contrast, the Japanese OTC stock market continued its strong recovery amid active trading. The rally has been especially strong for Initial Public Offerings ("IPOs"), mainly due to their conservative pricing at low valuations. Investors, including individuals, are returning to the Japanese OTC market, attracted by the performance of the IPOs. Furthermore, the outstanding performance of some small capitalization stocks in the U.S., including internet stocks, has also had a positive impact on the Japanese OTC market.

     By the end of February, the OTC Index had reached 900 level for the first time since October 1997. The OTC Index appreciated by 28.2% on a Japanese yen basis, and outperformed the TOPIX by 30.2 percentage points during the quarter. From the bottom of the stock market in mid-October, 1998, the Japanese OTC market had recovered approximately 50% by February 28, 1999.

     The market capitalization of the Japanese OTC market recovered to the ten trillion Japanese yen level in late February. This level was last reached in March 1998. The increase in value was partly supported by the new listing of Oracle Corporation Japan, which had a market capitalization of 850 billion Japanese yen and accounted for more than 8% of the entire Japanese OTC market at the end of the quarter.

     Activity among the various investor categories has altered since the beginning of this year. Individuals, who were once net sellers, became net buyers in February. Investment Trust Funds have also been net buyers since January. Meanwhile, foreign investors and domestic pension funds, who were previously major net buyers, were both net sellers during February.

     The Fund believes that the OTC market still offers excellent potential for long-term investors, considering that valuations are still relatively low, although it is questionable whether it can sustain the current pace of recovery without any improvement in the economic fundamentals.

     Domestic economic conditions remain depressed, with just a few exceptions, such as personal computers and car sales. The sustainability of growth in even these limited sectors is uncertain given the tough employment conditions. The consensus real gross domestic product for fiscal year 1999 is zero to minus 1.0%, while the fiscal year 1998 forecast is minus 2.2% to minus 2.5%.

     The Fund will continue to focus on those companies that possess high quality management, a unique competitive edge, excellent long-term potential, and attractive valuations. For the time being, the Fund will maintain its overweight positions in some of the more defensive growth issues, in consideration of the sluggish economic outlook. At the same time, the Fund will seek opportunities to add cyclical stocks with long-term potential, in preparation for an eventual economic recovery.

     We appreciate your continuing support of your Fund,


                             Haruo Sawada



------------------------------------------------------------------------------
Nomura Asset Management Co., Ltd. ("NAM') provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr. Haruo Sawada, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sawada has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1997.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                               INTERNET WEBSITE

     NAM-U.S.A. (the "Manager") has established an Internet website which highlights the Manager's history, its investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.
------------------------------------------------------------------------------



                          JAPAN OTC EQUITY FUND, INC.

                       FUND HIGHLIGHTS-FEBRUARY 28,1999


KEY STATISTICS:
Net Assets .........................................................................$66,739,570
Net Asset Value per Share ................................................................$5.86
Closing NYSE Market Price ................................................................$6.25
Percentage Change in Net Asset Value per Share*+ .........................................20.9%
Percentage Change in NYSE Market Price*+ ..................................................8.8%

MARKET INDICES:
Percentage change in market indices:*

                                                                                          YEN                  U.S.$
                                                                                          ---                  -----
TOPIX ..................................................................................(12.0%)                (6.4%)
Nikkei Average .........................................................................(14.6%)                (9.2%)
JASDAQ ...................................................................................10.0%                16.9%
Nikkei OTC Average .......................................................................10.6%                17.6%
*From March 1, 1998 through February 28, 1999.
+Reflects the percentage change in share price and reinvestment of income dividends.




ASSET ALLOCATION:
Japanese Equities


OTC Stocks ............................................................63.3%
TSE First and Second Section Stocks ...................................35.2
Cash and Cash Equivalents ..............................................2.7
                                                                      ------
Total Investments ....................................................101.2
Liabilities in Excess of Other Assets, Net ............................(1.2)
                                                                      ------
Net Assets ...........................................................100.0%
                                                                      ======



INDUSTRY DIVERSIFICATION:

                                              % Of                                                %Of
                                           Not Assets                                          Not Assets

Miscellaneous Manufacturing ..................11.6              Wholesale...........................5.0
Retail .......................................10.2              Chemicals...........................4.7
Electronics ...................................7.9              Telecommunications..................4.3
Information and Software ......................7.3              Real Estate and Warehouse...........3.8
Banks and Finance .............................6.7              Textiles and Apparel................2.4
Food and Manufacturing ........................6.6              Automotive Equipment and Parts......2.2
Electric ......................................5.9              Publishing and Printing.............1.3
Machinery and Machine Tools ...................5.4              Transportation......................1.0
Restaurants ...................................5.4              Construction and Housing............0.9
Services ......................................5.2              Gaming..............................0.7




                       TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                 Market           % of
Security                                                         Value         Not Assets
--------                                                         ------        ----------


Hikari Tsushin, Inc. .........................................$2,615,404         3.9
Watami Food Service Co., Ltd. .................................2,478,816         3.7
Bellsystems 24, Inc. ..........................................2,006,661         3.0
Ryohin Keikaku Co., Ltd. ......................................1,759,201         2.6
Nichii Gakkan Company .........................................1,697,062         2.6
Aiful Corporation .............................................1,688,378         2.5
Nippon Kanzai Co., Ltd. .......................................1,666,371         2.5
Fujimi Inc ....................................................1,568,981         2.4
Aeon Credit Service Co. Ltd. ..................................1,548,653         2.3
Ariake Japan Co., Ltd. ........................................1,532,145         2.3


                          JAPAN OTC EQUITY FUND, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Japan OTC Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan OTC Equity Fund, Inc. (the "Fund") at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the America
New York New York  10036
April 7, 1999




                                               SCHEDULE OF INVESTMENTS*

                                                   FEBRUARY 28,1999


                                                                                                          % of
                                                                                           Market          Net
                                                        Shares            Cost             Value         Assets
                                                        ------            ----             ------       --------
EQUITY SECURITIES

AUTOMOTIVE EQUIPMENT AND PARTS
FCC Co., Ltd. ......................................     65,000       $ 1,919,452        $ 712,449         1.1
   Clutches
Nippon Cable Systems Inc. ..........................     50,000           251,858          354,538         0.5
   Control cables
SPK Corporation ....................................     71,000         1,118,597          401,079         0.6
                                                                       ----------        ---------         ---
   Replacement parts
Total Automotive Equipment and Parts ...............                    3,289,907        1,468,066         2.2
                                                                       ----------        ---------         ---

BANKS AND FINANCE
Aeon Credit Service Co., Ltd. ......................     24,200           727,865        1,548,653         2.3
Credit cards
Aiful Corporation ..................................     25,000         1,714,558        1,688,378         2.5
   Consumer loans
Shohkoh Fund & Co., Ltd. ...........................      3,000           763,104        1,259,643         1.9
                                                                       ----------        ---------         ---
   Small to medium-size business financing
Total Banks and Finance ............................                    3,205,527        4,496,674         6.7
                                                                       ----------        ---------         ---

                                           See notes to financial statements



                                                  JAPAN- OTC EQUITY FUND, INC.
                                              SCHEDULE OF INVESTMENTS*-Continued

                                                        FEBRUARY 28, 1999


                                                                                                                    % of
                                                                                                      Market         Net
                                                                  Shares             Cost             Value         Assets
                                                                  ------             ----             ------       --------
CHEMICALS
Arisawa Manufacturing Co., Ltd. ..............................    44,000         $  484,594        $ 445,546        0.7
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd. .......................................    21,000            541,760          658,657        1.0
   Chemicals
FP Corporation ...............................................    26,300            781,664          820,455        1.2
   Polystyrene and other synthetic resin foodware
Matsumoto Yushi-Seiyaku Co., Ltd. ............................    45,000            955,354          823,321        1.2
   Analgesic anti-inflammatory agents
Tigers Polymer Corp. ........................................    108,000            805,042          373,340        0.6
                                                                                  ---------          -------        ---
   Rubber and resin hoses
Total Chemicals ..............................................                    3,568,414        3,121,319        4.7

CONSTRUCTION AND HOUSING
Nishio Rent All Co., Ltd. ....................................    53,900          1,103,215          387,645        0.6
  Construction equipment rentals
Token Corporation ............................................    38,000            578,687          206,973        0.3
                                                                                  ---------          -------        ---
   Condominium building and leasing
Total Construction and Housing ...............................                    1,681,902          594,618        0.9
                                                                                  ---------          -------        ---

ELECTRIC
Citizen Electronics Co., Ltd. ................................    29,900            683,575        1,210,067        1.8
   Electric parts
Funai Electric Co. Ltd. ......................................    11,000            962,371          978,458        1.5
   Electric parts
Kitagawa Industries Co., Ltd. ................................    39,600          1,261,934          281,128        0.4
   Electromagnetic and plastic molded parts
Mirai Industry Co., Ltd. .....................................    96,000          1,670,098          979,385        1.5
   Plastic molded electric materials
Nippo, Ltd. ..................................................    24,000            401,329          107,247        0.2
   Plastic molded electric materials
Nippon Ceramic Co., Ltd. .....................................    34,000            430,645          361,199        0.5
                                                                                  ---------          -------        ---

   Fine ceramic-based sensors
Total Electric ...............................................                    5,409,952        3,917,484        5.9
                                                                                  ---------        ---------        ---

ELECTRONICS
Aval Data Corporation ........................................    66,000            538,821          278,234        0.4
   Computer peripheral equipment
Canare Electric Co., Ltd. ....................................    24,600            336,968          213,634        0.3
   Coaxial cables
Fukuda Denshi Co. ............................................    40,000          1,015,850          512,626        0.8
   Medical electronic equipment
1-0 Data Device Inc ..........................................    29,400            911,701          738,687        1.1
   Memory boards for personal computers
Japan CBM Corp. ..............................................    65,600          1,890,770          912,609        1.4
   Electronic calculators and watches



                                      See notes to financial statements

                                            JAPAN OTC EQUITY FUND, INC.
                                        SCHEDULE OF INVESTMENTS*-Continued

                                                FEBRUARY 28, 1999

                                                                                                                     % of
                                                                                                     Market           Not
                                                                     Shares           Cost           Value           Assets
                                                                     ------           ----           -----           ------



 Miyota Co., Ltd.  ...............................................   60,000        $  500,507       $  445,175        0.7
   Watches, quartz oscillators and electronic image equipment
 Roland Corporation ..............................................   36,000           634,811        1,016,821        1.5
   Electronic keyboard musical instruments
 Yamaichi Electronics Co., Ltd....................................   60,000          1,436,64        1,138,232        1.7
   Integrated circuit sockets
                                                                                   ----------       ----------       ----
 Total Electronics ...............................................                   7,266,07         5,256,01        7.9
                                                                                   ----------       ----------       ----
 FOOD AND MANUFACTURING

 Ariake Japan Co., Ltd. ..........................................   47,200           615,852        1,532,145        2.3
   Natural seasonings
 Hokuto Corporation ..............................................   58,000         1,435,683        1,437,714        2.1
   Mushroom grower
 Hurxley Corp. ...................................................   30,000           603,626          720,880        1.1
   Japanese lunch-boxes
 Q'sai Co., Ltd. .................................................   35,000           477,512          708,233        1.1
   Frozen and processed food products
                                                                                    ---------       ----------       ----
 Total Food and Manufacturing ....................................                 3,132,673         4,398,972        6.6
                                                                                    ---------       ----------       ----
 GAMING
 Round One Corp. .................................................      237           328,219          481,573        0.7
                                                                                    ---------       ----------       ----
   Gaming

 INFORMATION AND SOFTWARE
 Bellsystem 24, Inc. .............................................    7,000           921,008        2,006,661        3.0
   Telemarketing
 Daitec Co., Ltd. ................................................   29,300           668,355          469,373        0.7
   Information processing
 Data Communication System Co., Ltd. .............................   36,000           483,009        1,001,644        1.5
   Software developer
 Fuji Soft ABC Inc. ..............................................   25,000           546,978        1,416,467        2.1
   Computer systems
                                                                                    ---------       ----------       ----
 Total Information and Software ..................................                  2,619,350        4,894,145        7.3
                                                                                    ---------       ----------       ----
 MACHINERY AND MACHINE TOOLS
 Disco Corp. .....................................................   17,500           365,071          590,194        0.9
   Dicing saws for semiconductors
 Nippon Pillar Packing Co., Ltd. .................................  150,000         1,851,304          639,939        1.0
   Industrial mechanical seals
 Nitto Kohki Co., Ltd. ...........................................   62,000         1,655,854          522,744        0.8
   Machine tools
 Sansei Yusoki Co., Ltd. .........................................   97,000         1,409,202          404,831        0.6
   Stage mechanisms for theaters
 THK Co., Ltd. ...................................................   55,100           733,388          775,827        1.2
   Linear motion systems for industrial machines
 Yushin Precision Equipment Co., Ltd. ............................   38,500           598,771          636,230        0.9
   Injection-molding related machinery
                                                                                    ---------       ----------       ----
 Total Machinery and Machine Tools ...............................                  6,613,590        3,569,765        5.4
                                                                                    ---------       ----------       ----


                       See notes to financial statements

                                                    JAPAN OTC EQUITY FUND, INC.
                                             SCHEDULE OF INVESTMENTS*-Continued

                                                         FEBRUARY 28, 1999



                                                                                                                     % of
                                                                                                     Market           Net
                                                                     Shares           Cost           Value           Assets
                                                                     ------           ----           -----           ------


 MISCELLANEOUS MANUFACTURING
 Avex inc. .......................................................   21,000        $  776,422       $ 1,002,150       1.5
   Video products
 Dainichi Co., Ltd. ..............................................  115,200         1,892,244           301,100       0.5
   Kerosene stoves and oil-fan heaters
 Fancl Corp. .....................................................   10,000           466,887         1,349,016       2.0
   Cosmetics and toiletries
 Fuji Seal, Inc. .................................................   14,000           578,567         1,107,205       1.7
   Packing materials
 Fujimi Inc. .....................................................   37,900         1,787,165         1,568,981       2.4
   Polishing materials for silicone wafers
 G.L. Sciences, Inc. .............................................   45,000           901,575           637,410       1.0
   Chromatographs
 King Jim Co., Ltd. ..............................................   61,600         1,555,743           410,303       0.6
   Office supplies
 Milbon Co., Ltd. ................................................   45,000           664,361         1,073,732       1.6
   Hair-care products for beauty salons
 Nippon Hi-Pack Co., Ltd. ........................................  110,000           802,339           215,168       0.3
   Corrugated cardboard products
                                                                                   ----------        ----------     -----
 Total Miscellaneous Manufacturing ...............................                  9,425,303         7,665,065      11.6
                                                                                   ----------        ----------     -----
 PUBLISHING AND PRINTING
 Kadokawa Shoten Publishing Co., Ltd. ............................   10,000           439,036           885,292       1.3
                                                                                   ----------        ----------     -----
   Publishing and printing

 REAL ESTATE AND WAREHOUSE
 Meiwa Estate Co., Ltd. ..........................................   26,000           546,551           537,077       0.8
   Developer
 Nippon Kanzai Co., Ltd. .........................................  108,000           992,376         1,666,371       2.5
   Comprehensive building maintenance
 Sekiwa Real Estate, Ltd. ........................................   97,000           997,882           335,315       0.5
   Leasing subsidiary of Sekisui House, Ltd., homebuilders
                                                                                   ----------        ----------     -----
 Total Real Estate and Warehouse .................................                  2,536,809         2,538,763       3.8
                                                                                   ----------        ----------     -----
 RESTAURANTS
 Joyfull Co., Ltd. ...............................................  113,000         1,343,375         1,143,291       1.7
   Roadside restaurants
 Watami Food Service Co., Ltd. ...................................   60,000           746,461         2,478,816       3.7
   Restaurant chain
                                                                                   ----------        ----------     -----
 Total Restaurants ...............................................                  2,089,836         3,622,107       5.4
                                                                                   ----------        ----------     -----
 RETAIL
 Circle K Japan Co., Ltd. ........................................   22,900           755,845         1,025,243       1.5
   Convenience stores
 H.I.S. Co., Ltd. ................................................   27,000           946,376           660,175       1.0
   Airline discount tickets
 Himaraya Co., Ltd. ..............................................   94,700         1,751,845           694,650       1.1
   Sporting goods

                       See notes to financial statements


                                            JAPAN OTC EQUITY FUND, INC.

                                                 FEBRUARY 28, 1999



                                                                                                                     % of
                                                                                                     Market           Net
                                                                     Shares           Cost           Value           Assets
                                                                     ------           ----           -----           ------


 Matsumotokiyoshi Co., Ltd. ......................................   16,400        $  605,337      $  667,864        1.0
   Drug store chain
 Otsuka Kagu, Ltd. ...............................................    7,600           487,449          638,219       1.0
   Furniture
 Ryohin Keikaku Co., Ltd. ........................................   13,000           811,446        1,759,201       2.6
   Clothes, sundry goods, and foods
 Sunkus & Associates, Inc. .......................................   21,000           410,796          485,140       0.7
   Convenience stores
 Uoriki Co., Ltd. ................................................   40,000           782,912          876,860       1.3
   Fresh fish and sushi stores
                                                                                   ----------       ----------     -----
 Total Retail ....................................................                  6,552,006        6,807,352      10.2
                                                                                   ----------       ----------     -----

 SERVICES
 Arrk Corporation ................................................   80,000         1,773,144          627,292       0.9
   Product testing
 Fujitsu Support and Service Inc. ................................   10,000           508,061          742,802       1.1
   Information services
 Fujitsu System Construction, Ltd. ...............................   40,000           621,622          411,113       0.6
   Constructs, maintains and manages information systems
 Nichii Gakkan Company ...........................................   32,000         1,510,928        1,697,062       2.6
   Hospital administrative services
                                                                                   ----------       ----------     -----
 Total Services ..................................................                  4,413,755        3,478,269       5.2
                                                                                   ----------       ----------     -----

 TELECOMMUNICATIONS
 C Cube Corp. ....................................................  100,000           720,722          236,078       0.4
   Telecommunications engineering
 Hikari Tsushin Inc. .............................................   22,000           693,222        2,615,404       3.9
   Telecommunications equipment
                                                                                   ----------       ----------     -----
 Total Telecommunications ........................................                  1,413,944        2,851,482       4.3
                                                                                   ----------       ----------     -----
 TEXTILES AND APPAREL
 Nichimen Infinity Inc. ..........................................   51,300         1,034,040          743,949       1.1
   Casual clothing
 Nishimatsuya Chain Co., Ltd. ....................................   50,000           681,252          893,723       1.3
   Clothing for children
                                                                                   ----------       ----------     -----
 Total Textiles and Apparel ......................................                  1,715,292        1,637,672       2.4
                                                                                   ----------       ----------     -----
 TRANSPORTATION
 Japan Logistic Systems Corp. ....................................   61,000           591,154          154,294       0.2
   Truck transporter
 Sakai Moving Service Co., Ltd. ..................................   29,900           811,837          277,307       0.4
   Mover of household goods
 Yusen Air & Sea Service Co., Ltd. ...............................   28,000           479,491          247,881       0.4
   International air cargo transporter
                                                                                   ----------       ----------     -----
 Total Transportation ............................................                  1,882,482          679,482       1.0
                                                                                   ----------       ----------     -----


                                              See notes to financial statements

                                            JAPAN OTC EQUITY FUND, INC.
                                        SCHEDULE OF INVESTMENTS*-Continued

                                                   FEBRUARY 28, 1999



                                                                                                                     % of
                                                                                                     Market           Net
                                                                     Shares           Cost           Value           Assets
                                                                     ------           ----           -----           ------


 Wholesale
 ArcLand Sakamoto Co., Ltd. ......................................   75,600        $  947,942          637,410       0.9
   Home appliances
 Hakuto Co., Ltd. ................................................   63,600           895,880        1,442,469       2.2
   Electric parts
 Kondotec Inc. ...................................................   39,000           176,142          207,158       0.3
   Construction material
 Paltek Corp. ....................................................   33,000           720,054          781,839       1.2
   Semiconductor trading
 Toba, Inc. ......................................................   62,000         1,229,663          292,736       0.4
                                                                                 ------------     ------------     -----
   Trading company for control systems
 Total Wholesale .................................................                  3,969,681        3,361,612       5.0
                                                                                 ------------     ------------     -----
 TOTAL INVESTMENTS IN EOUITY SECURITIES ..........................               $ 71,553,752     $ 65,725,730      98.5
                                                                                 ============     ============     =====





                                                                   Principal
INVESTMENTS IN SHORT-TERM SECURITIES                               Amount
                                                                   ---------


 Time Deposit

 State Street Bank and Trust Company, interest bearing call
     account 4.50% due 3/l/99 ..................................   $1,798,467       1,798,467         1,798,467       2.7
                                                                                 ------------      ------------     -----
 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ...................                     1,798,467         1,798,467       2.7
                                                                                 ------------      ------------     -----
 INVESTMENTS IN FOREIGN CURRENCY

     State Street Bank and Trust Company, 0.25%-interest
     bearing call account .....................................   JPY 405,874           3,422             3,422       0.0
                                                                                 ------------      ------------     -----
 TOTAL INVESTMENTS IN FOREIGN CURRENCY ........................                         3,422             3,422       0.0
                                                                                 ------------      ------------     -----
 TOTAL INVESTMENTS ............................................                    73,355,641        67,527,619     101.2
 LIABILITIES IN EXCESS OF OTHER ASSETS, NET ...................                      (787,557)         (788,049)     (1.2)
                                                                                 ------------      ------------     -----
 NET ASSETS ...................................................                  $ 72,568,084      $ 66,739,570     100.0
                                                                                 ============      ============     =====


*The description following each investment is unaudited and not covered by the Report of Independent Accountants.



               Portfolio securities and foreign currency holdings
                 were translated at the following exchange rate
                            as of February 28, 1999.

          Japanese Yen                 JPY                     Yl18.605 = $1.00

                       See notes to financial statements

                                                  JAPAN OTC EQUITY FUND, INC.
                                              STATEMENT OF ASSETS AND UA13ILMES

                                                      FEBRUARY 28, 1999

 ASSETS:


      Investments in securities, at market value (cost-$71,553,752) ..............................................    $65,725,730
      Investments in short-term securities, at market value (Cost-$1,798,467) ....................................      1,798,467
      Investments in foreign currency, at market value (cost-$3,422) .............................................          3,422
      Receivable for dividends and interest, net of withholding taxes ............................................         41,276
                                                                                                                     -------------
           Total Assets ..........................................................................................     67,568,895
                                                                                                                     -------------

 LIABILITIES:
      Payable for investments purchased ..........................................................................        640,880
      Accrued management fee .....................................................................................         51,219
      Other accrued expenses .....................................................................................        137,226
                                                                                                                     -------------
           Total Uabilities ......................................................................................        829,325
                                                                                                                     -------------

 NET ASSETS:
      Capital stock (par value of 11,387,819 shares of capital stock outstanding, authorized
        100,000,000, par value $0.10 each) .......................................................................      1,138,782
      Paid-in capital ............................................................................................    121,867,884
      Accumulated net realized loss on investments and foreign currency transactions .............................    (50,106,988)
      Unrealized net depreciation on investments and foreign exchange ............................................     (5,828,514)
      Accumulated net investment loss ............................................................................       (331,594)
                                                                                                                     -------------
           Net Assets ............................................................................................   $ 66,739,570
                                                                                                                     =============
      Net asset value per share ..................................................................................          $5.86
                                                                                                                     =============


                       See notes to financial statements




                          JAPAN OTC EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 28,1999

INCOME:

Dividend income (less $76,958 withholding taxes) ...........................................$436,095
Interest income ..............................................................................68,020
                                                                                            --------
Total Income ...............................................................................                   $ 504,115
                                                                                                               ---------
EXPENSES:
Management fee ..............................................................................556,245
Custodian fees ..............................................................................111,150
Shareholder reports ......................................................................... 55,115
Auditing and tax reporting fees ..............................................................50,654
Legal fee.....................................................................................40,150
Directors'fees and expenses ..................................................................40,075
Registration fees ............................................................................24,548
Annual meeting expenses ......................................................................20,075
Transfer agency fees .........................................................................17,337
Insurance .....................................................................................2,500
Miscellaneous .................................................................................9,855
                                                                                             -------
Total Expenses ...............................................................................                   927,704
                                                                                                               ---------
INVESTMENT LOSS-NET ..........................................................................                 (423,589)
                                                                                                               ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investment and foreign currency transactions:
Net realized loss on investments .............................................................               (3,800,322)
Net realized loss on foreign exchange ........................................................               (2,557,217)
                                                                                                             -----------
Net realized loss on investments and foreign exchange ........................................               (6,357,539)
Change in net unrealized appreciation on translation of foreign currency and other
  assets and liabilities denominated in foreign currency .....................................                7,037,606
Change in net unrealized depreciation on investments .........................................               11,292,101
                                                                                                             ----------
Net realized and unrealized gain on investments and foreign exchange .........................               11,972,168
                                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................              $11,548,579
                                                                                                            ===========
                       See notes to financial statements





                          JAPAN OTC EQUITY FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended
                                                                                               February 28,

FROM INVESTMENT ACTIVITIES:
                                                                                          1999                       1998
                                                                                          ----                       ----

Net investment loss ..............................................................     $ (423,589)                $  (670,960)
Net realized loss on investments .................................................     (3,800,322)                 (5,014,160)
Net realized loss on foreign exchange ............................................     (2,557,217)                 (1,981,699)
Change in net unrealized appreciation (depreciation) on
  investments and foreign exchange ...............................................     18,329,707                  (9,479,435)
                                                                                       ----------                 -----------
increase (decrease) in net assets derived from investment activities .............     11,548,579                 (17,146,254)
                                                                                       ----------                 -----------

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on reinvestment of dividends from net investment income (317 shares
  in 1999 and 3,502 shares in 1998) ..............................................          1,659                      15,183
                                                                                            -----                      ------
Increase in net assets derived from capital share transactions ...................          1,659                      15,183
                                                                                            -----                      ------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.005 per share in 1999 and $0.08 per
  share in 1998) .................................................................        (56,937)                   (910,716)
                                                                                           ------                     -------
Decrease in net assets derived from distributions to shareholders ................        (56,937)                   (910,716)
                                                                                           ------                     -------
Net increase (decrease) in net assets ............................................     11,493,301                 (18,041,787)
                                                                                       ----------                  ----------

NET ASSETS:

Beginning of year ................................................................      55,246,269                 73,288,056
                                                                                        ----------                 ----------
End of year (including accumulated net investment losses of
  $331,594 and $539,953, respectively) ...........................................     $66,739,570               $ 55,246,269
                                                                                        ==========                 ==========



                      See notes to financial statements




                          JAPAN OTC EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

     Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. A second public offering of the Fund's shares on June 2, 1994 resulted in the issuance of 2,875,000 shares of the Fund's common stock at the subscription price of $12.125 per share. Net proceeds to the Fund were $32,610,919 after deducting offering costs, underwriting discounts and commissions. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities - Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short- term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61 st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions - Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at February 28, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income and Distributions to Shareholders - Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (e) Capital Account Reclassification - For the year ended February 28, 1999, the Fund's accumulated net realized loss was increased by $301,361 and paid in capital was decreased by $387,524, with an offsetting decrease in accumulated net investment loss of $688,885. This adjustment was primarily the result of the reclassification of foreign currency gains, losses and gains from the sale of investments in passive foreign investment companies and reclassification of the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

    (g) Concentration of Risk - A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.


2. Management Agreement and
   Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million and
 .90% of the Fund's average weekly net assets in excess of $100 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and, .40% of the Fund's average weekly net assets in excess of $100 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $556,245 for the year ended February 28, 1999. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $253,062 for the year ended February 28, 1999. At February 28, 1999, the fee payable to the Manager, by the Fund, was $51,219.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned $14,734 in commissions on the execution of portfolio security transactions for the year ended February 28, 1999. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $34,028 for the year ended February 28, 1999.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 1999 were $18,196,080 and $17,474,198, respectively.

     As of February 28, 1999, net unrealized depreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $5,828,022 of which $16,390,867 related to appreciated securities and $22,218,889 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $1,801,889, at February 28, 1999 for Federal income tax purposes was $71,553,752. In accordance with U.S. Treasury regulations, the Fund elected to defer $1,921,789 of net realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on March 1, 1999. The Fund has a capital loss carryforward as of February 28, 1999 of $48,177,478 of which $3,388,715 expires in 2001, $10,818,209 expires in 2002,
$12,082,012 expires in 2004,  $6,448,950 expires in 2005,  $6,238,208 expires in
2006 and $9,201,384 expires in 2007.


                          JAPAN OTC EQUITY FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS-Continued

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.


                                                                               For the Year Ended
                                                              -------------------------------------------------------------------
                                                                         February 28,                February 29,    February 28,
                                                              ---------------------------------     -------------  --------------

                                                             1999             1998         1997          1996           1995

 Net asset value, beginning of year .....................   $4.85            $6.44        $7.82         $8.59         $11.05
                                                           -------           ------       -----         -----         ------
   Net investment loss ..................................   (0.04)           (0.06)       (0.09)        (0.07)         (0.09)
   Net realized and unrealized gain
      (loss) on investments and foreign currency ........     1.06            (1.45)       (1.25)        (0.70)         (2.41)
                                                           -------           ------       ------        -----         ------
   Total from investment operations .....................    1.02            (1.51)       (1.34)        (0.77)         (2.50)
 Distributions to shareholders from:
   Net investment income ................................   (0.01)           (0.08)       (0.04            --             --
                                                           -------           ------       -----         -----          -----
 Total distributions ....................................   (0.01)           (0.08)       (0.04)         0.00           0.00
 Increase in net asset value from capital
   shares transaction* ..................................       --              --           --            --           0.04
                                                            -------          ------       -----         -----          -----
 Net asset value, end of year ...........................   $5.86            $4.85        $6.44         $7.82          $8.59
                                                            =======          ======       =====         =====          =====

 Market value, end of year ..............................   $6.250           $5.750       $6.375        $8.500         $8.625
 Total investment return**...............................    8.8%            (8.5%)      (24.6%)        (1.4%)        (38.9%)
 Net asset value total return***.........................   20.9%           (23.4%)      (17.2%)        (9.0%)        (22.3%)
 Ratio to average net assets/supplemental data:

 Net assets, end of year (in 000) ......................   $66,740         $55,246      $73,288       $88,966        $97,833
 Operating expenses .....................................    1.80%           1.71%        1.70%         1.47%          1.42%
 Net investment loss ...................................    (0.82%)          (1.0%)       (1.1%)       (0.83%)        (0.78%)
 Portfolio turnover .....................................      35%             29%          71%           79%            20%


** based on market value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.

***Based on net asset value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.

* Increase due to second public offering, net of offering cost of $505,487 (see note 1).

-------------------------------------------------------------------------------
                       U.S. TAX INFORMATION (Unaudited)

     The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended February 28, 1999 is $80,025. The foreign source income for information reporting purposes is $513,053. This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1999.
-------------------------------------------------------------------------------

                          JAPAN OTC EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund frequently have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund", emphasizing a particular segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                               YEAR 2000 ISSUES

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by NAM-U.S.A. or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.

                          JAPAN OTC EQUITY FUND, INC.

               Supplemental Shareholder Information (Unaudited)

     The 1998 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on November 10, 1998. The purpose of the meeting was to elect six Directors to serve for the ensuing year; consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending February 28, 1999; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Haruo Sawada, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending February 28, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:


                                                                    % of                                % of
                                                Shares Voted     outstanding      Shares Voted       outstanding
                                                     For           Shares      Withhold Authority      Shares
                                                ------------     -----------   ------------------    -----------


  William G. Barker, Jr. .........................8,303,151         72.9             317,784             2.8
  George H. Chittenden ...........................8,327,167         73.1             293,768             2.6
  Haruo Sawada ...................................8,313,437         73.0             307,498             2.7
  Chor Weng Tan ..................................8,312,361         73.0             308,574             2.7
  Arthur R. Taylor ...............................8,309,761         73.0             311,174             2.7
  John F. Wallace ................................8,342,572         73.3             278,363             2.4


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:



                                        % of                               % of                               % of
                  Shares Voted       outstanding     Shares Voted       outstanding        Shares          outstanding
                       For             Shares           Against           Shares          Abstained          Shares
                  ------------       -----------     ------------       -----------       ---------        -----------


                   8,328,331           73.1            86,542             0.8             206,062             1.8


                          JAPAN OTC EQUITY FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P. 0. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 1999, the Fund issued 317 new shares for dividend reinvestment purposes. The Fund did not purchase any shares on the open market for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders' accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund  reserves the right to amend or  terminate  the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.



                        SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street bank and Trust company at (800) 426-5523 for information converning their accounts.